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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:   August 18, 2000




                        WILLIS LEASE FINANCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)




            DELAWARE                     0-28774               68-0070656
   (State or Other Jurisdiction       (Commission File      (I.R.S. Employer
        of Incorporation )                Number)         Identification Number)

                          2320 MARINSHIP WAY, SUITE 300
                           SAUSALITO, CALIFORNIA 94965
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (415) 331-5281

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ITEM 5.           OTHER EVENTS.

         On August 11, 2000, the Registrant announced that Robert H. Rau resigned from the Registrant's board of directors and Donald A. Nunemaker was appointed to replace him.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits


Exhibit No.       Description
-----------       -----------
99                Press Release issued on August 11, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of August 18, 2000.

                                                WILLIS LEASE FINANCE CORPORATION


                                                By:    /s/  Nick J. Novasic
                                                     ---------------------------
                                                     Nicholas J. Novasic
                                                     Chief Financial Officer




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                                  EXHIBIT LIST


Exhibit No.       Description
-----------       -----------
99                Press Release issued on August 11, 2000.